UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2007

CBRL GROUP, INC.

                            Tennessee                0-25225                     62-1749513
                       (State or Other Jurisdiction        (Commission File Number)          (I.R.S. Employer
                          of Incorporation)                                   Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 25, 2007, CBRL Group, Inc. (the “Company”) issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to its declaration of a cash dividend of fourteen cents per share, payable on August 6, 2007 to shareholders of record as of July 20, 2007.

On May 30, 2007, the Company issued a second press release, which is furnished hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein, announcing the comparable store sales for its Cracker Barrel Old Country Store® restaurants and gift shops for the four-week period ending Friday, May 25, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press Release dated May 25, 2007 re dividend (furnished only)

99.2  Press Release dated May 30, 2007 re May sales (furnished only)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2007                               CBRL GROUP, INC.

                         By: /s/ N.B. Forrest Shoaf
                         Name: N.B. Forrest Shoaf
                                                         Title:  Senior Vice President, Secretary
                                                            and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1  Press Release dated May 25, 2007 re dividend (furnished only)

99.2  Press Release dated May 30, 2007 re May sales (furnished only)